Transactions with related parties	12 Months Ended
Dec. 31, 2017
Statement [line items]
Transactions with related parties
26. Transactions with related parties
Genentech/Roche
Novartis has two agreements with Genentech, Inc., United States, a subsidiary of Roche Holding AG which is indirectly included in the consolidated financial statements using equity accounting since Novartis holds 33.3% of the outstanding voting shares of Roche.
LUCENTIS
Novartis has licensed the exclusive rights to develop and market Lucentis outside the United States for indications related to diseases of the eye. As part of this agreement, Novartis paid Genentech/Roche an initial milestone and shared the cost for the subsequent development by making additional milestone payments upon the achievement of certain clinical development points and product approval. Novartis also pays royalties on the net sales of Lucentis products outside the United States. In 2017, Lucentis sales of USD 1.9 billion (2016: USD 1.8 billion, 2015: USD 2.1 billion) were recognized by Novartis.
XOLAIR
In February 2004, Novartis Pharma AG, Genentech, Inc., and Tanox, Inc., finalized a three-party collaboration to govern the development and commercialization of certain anti-IgE antibodies including Xolair and TNX-901. Under this agreement, all three parties co-developed Xolair. On August 2, 2007, Genentech, Inc. completed the acquisition of Tanox, Inc. and has taken over its rights and obligations. Novartis and Genentech/Roche are co-promoting Xolair in the United States where Genentech/Roche records all sales. Novartis records sales outside of the United States.
Novartis markets Xolair and records all sales and related costs outside the United States as well as co-promotion costs in the US. Genentech/Roche and Novartis share the resulting profits from sales in the United States, Europe and other countries, according to agreed profit-sharing percentages. In 2017, Novartis recognized total sales of Xolair of USD 920 million (2016: USD 835 million, 2015: USD 755 million) including sales to them for the United States market.
The net expense for royalties, cost sharing and profit sharing arising out of the Lucentis and Xolair agreements with Genentech/Roche totaled USD 33 million in 2017 (2016: USD 217 million, 2015: USD 309 million).
Furthermore, Novartis has several patent license, supply and distribution agreements with Roche.
Executive Officers and Non-Executive Directors Compensation
During 2017, there were 11 Executive Committee members (“Executive Officers”), including those who stepped down during the year (14 members in 2016 and 11 members in 2015 also including those who stepped down).
The total compensation for members of the Executive Committee and the 13 Non-Executive Directors (13 in 2016, 12 in 2015 including those who stepped down during the year) using the Group’s accounting policies for equity-based compensation and pension benefits was as follows:
	Executive Officers			Non-Executive Directors			Total

(USD millions)	2017	2016	2015	2017	2016	2015	2017	2016	2015

Cash and other compensation	18.4	20.8	17.1	4.0	4.0	4.7	22.4	24.8	21.8

Post-employment benefits	2.0	2.2	1.9				2.0	2.2	1.9

Equity-based compensation	49.9	46.2	52.9	4.8	4.6	4.4	54.7	50.8	57.3

Total	70.3	69.2	71.9	8.8	8.6	9.1	79.1	77.8	81.0

During 2017, there was an increase in the IFRS compensation expense for Executive Officers, mainly due to the pro-rata accelerated vesting of equity-based compensation, required by IFRS, for an ECN member who stepped down on December 31, 2017. This was partially offset by the reduction in the number of Executive Officers compared to 2016. The increase in the IFRS compensation expense for Non-Executive Directors was due to one additional Non-Executive Director appointed at the 2017 Annual General Meeting.
During 2016, there was a decrease in the IFRS compensation expense for Executive Officers compared to 2015. This was mainly due to lower equity-based compensation expense attributable to lower performance factors, which was partially offset by higher benefits other than equity-based compensation resulting from the increase in the number of Executive Officers.
The Annual Incentive award, which is fully included in equity-based compensation even when paid out in cash, is granted in January in the year following the reporting period.
The disclosures on Board and Executive compensation required by the Swiss Code of Obligations and in accordance with the Swiss Ordinance against Excessive Compensation in Stock Exchange Listed Companies are shown in the Compensation Report.
Transactions with former members of the Board of Directors
During 2017, 2016 and 2015, the following payments (or waivers of claims) were made to former Board members or to “persons closely” linked to them:
	Currency	2017	2016	2015

Prof. Dr. Brody	CHF	0	25 000	100 000

Prof. Dr. Zinkernagel	CHF	0	50 000	200 000

Dr. Krauer	CHF	60 000	60 000	60 000

Dr. Vasella	CHF	26 279	0	0
	USD	0	250 000	250 000

Prof. Dr. William R. Brody and Prof. Dr. Rolf M. Zinkernagel, who stepped down from the Board of Directors at the 2014 AGM, received in 2016 and 2015, delegated Board membership fees for their work on the Boards of the Novartis Institute for Tropical Diseases (Prof. Dr. Zinkernagel) and the Genomics Institute of the Novartis Research Foundation (Prof. Dr. Brody and Prof. Dr. Zinkernagel). No payments were made in 2017, as their respective mandates ended in 2016.
Dr. Alex Krauer, Honorary Chairman, is entitled to an amount of CHF 60 000 for annual periods from one AGM to the next. This amount was fixed in 1998 upon his departure from the Board in 1999, and has not been revised since that date.
In 2017, Dr. Daniel Vasella, Honorary Chairman, was paid CHF 26 279 for reimbursable costs under his agreement with the company. In 2016, Dr. Daniel Vasella received the contractual minimum compensation under an agreement which became effective on November 1, 2013 and ended in 2016. Under this agreement, Dr. Vasella was compensated at a rate of USD 25 000 per day, with an annual guaranteed minimum fee of USD 250 000. This amount was in line with compensation practices at other large companies when retired Chairmen or CEOs were retained in consulting agreements after leaving the board of directors.
In 2014, Dr. Vasella exercised an option to acquire, at a future date, real estate in Risch, Zug, Switzerland. The real estate transaction closed in 2015 and Dr. Vasella acquired the Group assets from a consolidated entity for an arm’s length transaction price determined on the basis of two independent external assessments.
Transactions with an Executive Officer prior to the start of employment
As announced on September 24, 2015, Dr. James E. Bradner succeeded Dr. Mark Fishman as President of the Novartis Institutes for BioMedical Research (NIBR) and member of the Executive Committee of Novartis with effect from March 1, 2016. In 2015, a Novartis subsidiary acquired Dr. Bradner’s 10 million shares (7% interest) in a non-material entity for USD 10 million. The arm’s length transaction price was determined based on the most recent round of financing of this entity.
The above disclosures related to Dr. Vasella and Dr. Bradner are made on a voluntary basis.